UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) A pril 7, 2020

(Date of earliest event reported) April 7, 2020

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 East Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 947-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01		Entry Into a Material Definitive Agreement.

On April 7, 2020, ONE Gas, Inc. (the “Company” or “we”) entered into a $250.0 million 364-day revolving unsecured credit agreement (the “Credit Agreement”) with Bank of America, N.A., as administrative agent and the other lenders party thereto.

The Credit Agreement supplements the Company’s other sources of liquidity, which include its $250 million at-the-market equity program, its $700 million commercial paper program and its existing $700 million
Amended and Restatement Credit Agreement, dated as of October 5, 2017 (as amended and extended, the
“Existing Credit Agreement”). As of the date of this filing, the Company has not drawn on either the Credit
Agreement or the Existing Credit Agreement.

The Credit Agreement contains various customary conditions to borrowing, and affirmative, negative and financial ratio maintenance covenants, all of which are substantially the same as those of the Existing Credit
Agreement. The Credit Agreement also contains various customary events of default, the occurrence of which could result in a termination of the lenders’ commitments and the acceleration of our obligations thereunder.

The foregoing description of the Credit Agreement is not complete and is in all respects subject to the actual provisions thereof, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 2.03		Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information reported under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 2.03.

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits

Exhibit Number	Description

10.1	Credit Agreement, dated as of April 7, 2020, among ONE Gas, Inc., Bank of America, N.A., as administrative agent, and the other lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date: April 7, 2020	By:	/s/ Caron A. Lawhorn
Caron A. Lawhorn, Senior Vice President and Chief Financial Officer

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